Exhibit 10.5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
INVENTORY FINANCING AGREEMENT, FIFTH AMENDED AND RESTATED

PROGRAM TERMS LETTER, AND FOURTH AMENDED AND RESTATED

[****]

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT, FIFTH AMENDED AND RESTATED PROGRAM TERMS LETTER, AND FOURTH AMENDED AND RESTATED [****] (this “Amendment”) dated as of July __, 2019, is made to that certain FOURTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT (as amended, supplemented, restated or modified, the “IFA”) by and among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders,” and individually, each a “Lender”) and Dealers that may from time to time become party thereto (collectively, “Dealers” and individually, each a “Dealer”), FIFTH AMENDED AND RESTATED PROGRAM TERMS LETTER (as amended, restated, supplemented or otherwise modified from time to time, the “PTL”) by and among CDF and Dealers, and FOURTH AMENDED AND RESTATED [****] (as amended, restated, supplemented or otherwise modified from time to time, the [****] and together with the IFA and PTL, the “Agreements”) by and among Agent and Existing Dealers (as defined below), each dated as of October 26, 2018. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the IFA.

Recitals

A.Reference is hereby made to that certain Consent Agreement dated July 2, 2019 by and among Agent and Dealers (the “Consent Agreement”), pursuant to which Agent and Required Lenders consented to the Stock Purchase (as defined in the Consent Agreement).

B.As a result of the Stock Purchase, certain of Dealers acquired new subsidiaries. Pursuant to the IFA and the Consent Agreement, such Acquired Persons are required to become Dealers under the IFA and the other Agreements (such Acquired Persons joining the Agreements pursuant to this Amendment, as set forth on the signature pages hereto, collectively, the “New Dealers”; and Dealers party to the Agreement prior to the date hereof, are referred to herein collectively as the “Existing Dealers”).

C.Agent and Dealers desire to make certain amendments to the Agreements in order to join the New Dealers as parties to the Agreements in accordance with the terms and conditions of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the Agreement the receipt and sufficiency of which is hereby acknowledged, Agent and Dealers agree as follows:

1.Section 28; List of Dealers. Section 28 of the IFA is hereby deleted in its entirety and replaced with the following:

“28.	List of Dealers. The following persons are parties to this Agreement as Dealers:

DEALER NAME	TYPE OF ENTITY	JURISDICTION
MarineMax, Inc.	corporation	Florida
MarineMax East, Inc.	corporation	Delaware
MarineMax Services, Inc.	corporation	Delaware
MarineMax Northeast, LLC	limited liability company	Delaware
Boating Gear Center, LLC	limited liability company	Delaware
US Liquidators, LLC	limited liability company	Delaware
Newcoast Financial Services, LLC My Web Services, LLC MarineMax Charter Services, LLC [****]	limited liability company limited liability company limited liability company limited liability company	Delaware Delaware Delaware Florida
Gulfport Marina, LLC	limited liability company	Delaware
FWW, LLC	limited liability company	Florida
Fraser Yachts Florida, Inc.	corporation	[Florida]
Fraser Yachts California, Inc.	corporation	[California]

9.Joinder of New Dealers. Each New Dealer hereby (a) agrees to become primarily and jointly and severally liable for all obligations and liabilities under the Agreements, including all Obligations under the IFA, whether arising prior to, on or after the date hereof; (b) restates all representations, warranties and covenants of Dealers under the Agreements as if each representation, warranty and covenant contained therein is, contemporaneously herewith, issued by, and relates to New Dealers, individually and jointly; (c) agrees that all references in the Agreements to “Dealers” include, for all purposes, such New Dealer and the other Dealers, and for the avoidance of doubt, the Agreements are hereby amended to include each New Dealer in such references; and (d) restates the grant of security interest in all Collateral owned by New Dealers, whether now owned or hereafter acquired. Each New Dealer intends that this Section 9 constitutes an agreement that the IFA is effective to create a security interest in such New Dealer’s property, as contemplated by Section 9-203(d)(2) of the UCC.  Each New Dealer further reaffirms the obligations of all Dealers under the Agreements and agrees that all transactions between New Dealers and Agent shall be governed by the Agreements, as determined by Agent in its sole and absolute discretion.

10.Release. In consideration of the agreements of Agent contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Dealer (including, for avoidance of doubt, New Dealers) (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the IFA, the other Agreements, any other Loan Document or any of other agreement, document, or instrument related thereto or transactions thereunder or related thereto.

11.References. Each reference in the Agreements and the Loan Documents to the Agreements shall be deemed to refer to the Agreements as amended by this Amendment.

12.Ratification.  Dealers, including New Dealers, hereby ratify and confirm the Agreements, as amended hereby, and each other Loan Document executed by such Dealer in all respects. All terms and provisions of the Agreements not specifically amended by this Amendment shall remain unchanged and in full force and effect.

13.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.	Agent shall have received an original copy of this Amendment, executed by Dealers.

b.	Agent shall have received any and all fees payable to Agent by Dealers in connection with this Amendment and the transactions contemplated hereby.

c.	Agent shall have received an updated corporate organizational chart of MaineMax, Inc. giving effect to the transactions consummated under the Stock Purchase.

d.	Agent shall have received updated insurance certificates and endorsements which include the New Dealers.

e.	Agent shall have prepared UCC-1 financing statements for New Dealers, describing Agent as “Secured Party” and each New Dealer as “Debtor” indicating the Collateral.

14.Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

15.Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  This Amendment may be executed by any party to this Amendment by original signature, facsimile and/or electronic signature.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:

MARINEMAX, INC., a Florida corporation

By:
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary,
MARINEMAX EAST, INC., a Delaware corporation

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
MARINEMAX SERVICES, INC., a Delaware corporation

By:
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of MarineMax Northeast, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to 1st Amendment to IFA, PTL, and [****]]

By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

US LIQUIDATORS, LLC
a Delaware limited liability company By: MARINEMAX, INC. the sole member of US Liquidators, LLC
By:
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary,

MY WEB SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer,

MARINEMAX CHARTER SERVICES, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to 1st Amendment to IFA, PTL, and [****]]

NEWCOAST FINANCIAL SERVICES, LLC,
a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of Newcoast Financial Services, LLC
By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[****],

a Florida limited liability company

By: MY WEB SERVICES, LLC,

       the sole member of [****]

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499

GULFPORT MARINA, LLC,

a Delaware limited liability company

By: MARINEMAX EAST, INC., the sole member of Gulfport Marina, LLC

By:
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
Tax ID:	27-4689836
Org. ID (if any): 4933499

[Signature Page to 1st Amendment to IFA, PTL, and [****]]

NEW DEALERS:

FWW, LLC,
a Florida limited liability company By: MARINEMAX EAST, INC. the sole member of FWW, LLC
By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

FRASER YACHTS FLORIDA, INC.,
a [Florida] corporation By: FWW, LLC the sole member of Fraser Yachts Florida, Inc.
By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

FRASER YACHTS CALIFORNIA, INC.,
a [California] corporation By: FRASER YACHTS FLORIDA, INC. the sole member of Fraser Yachts California, Inc.
By:
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to 1st Amendment to IFA, PTL, and [****]]

WELLS FARGO DISTRIBUTION FINANCE, LLC, as Agent

By:

Name:

Title:

[Signature Page to 1st Amendment to IFA, PTL, and [****]]